Exhibit 32

CERTIFICATION PURSUANT TO
SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as President and Chief Executive Officer and Vice President and Chief Financial Officer, respectively, of NTK Holdings, Inc. (the “Company”), do hereby certify that to their knowledge:

1.	the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
the information contained in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2007 fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Richard L. Bready
Name: Richard L. Bready
Title:    President and Chief Executive Officer

/s/ Almon C. Hall
Name: Almon C. Hall
Title:    Vice President and Chief Financial Officer